AMERICAN INDEPENDENCE FUNDS TRUST

NestEgg 2015 Fund
Class A
Class C
Institutional Class

Supplement dated January 13, 2009 to the

Prospectus and Statement of Additional Information dated March 1, 2008

This supplement updates certain information in the Prospectus and Statement of Additional Information as described below.

The Board of Trustees of the American Independence Funds Trust has determined to liquidate the NestEgg 2015 Fund (the "Fund"), effective January 30, 2009. The Board concluded that it is in the best interests of shareholders to liquidate the Fund due to the fact that Fund Management feels that the 2010 or 2020 Fund would better suit the needs of the shareholders in this Fund during these market conditions.

In connection with the proposed liquidation of the Fund, the Board has directed the Fund's distributor to cease offering shares of the Class A, Class C and Institutional Class shares of the Fund. Shareholders may continue to reinvest dividends and distributions in the Portfolio, redeem their shares, or exchange their shares for shares of other American Independence Funds until the liquidation.

It is currently anticipated that the Fund will liquidate as of the close of business on January 30, 2009. Unless you select a different Fund your shares will be liquidated on the date. If you wish to make a different option please respond on the attached letter.

Investors should retain this supplement for future reference.

January 13, 2009

To The Shareholders of the NestEgg 2015 Fund:

The Board of Trustees of the American Independence Funds Trust has determined to liquidate the NestEgg 2015 Fund (the "Fund"), effective January 30, 2009. The Board concluded that it is in the best interests of shareholders to liquidate the Fund due to the fact that Fund Management feels that the NestEgg 2010 Fund or NestEgg 2020 Fund would better suit the needs of the shareholders in this Fund during these market conditions.

In connection with the proposed liquidation of the Fund, the Board has directed the Fund's distributor to cease offering shares of the Class A, Class C and Institutional Class shares of the Fund. Shareholders may continue to reinvest dividends and distributions in the Portfolio, redeem their shares, or exchange their shares for shares of other American Independence Funds until the liquidation.

It is currently anticipated that the Fund will liquidate as of the close of business on January 30, 2009.

If you would like the proceeds of your account to be transferred to the NestEgg 2010 Fund or the NestEgg 2020 Fund please check the appropriate box below. If you do not want the proceeds to be transferred to another Fund you will receive a check representing your total proceeds held in the Fund as of that date.

Please sign this letter and return in the envelope provided.

Very truly yours,

Eric Rubin
President

☐	Please transfer my account to the NestEgg 2010 Fund
☐	Please transfer my account to the NestEgg 2020 Fund
☐	Please send me a check representing total proceeds of my account